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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              COVALENT GROUP, INC.
             (Exact name of registrant as specified in its charter)

        Date of Report (Date of earliest event reported): March 29, 2005

            Delaware                      0-21145                 56-1668867
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 (State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
        of incorporation                                     Identification No.)

                         One Glenhardie Corporate Center
                                 1275 Drummers Lane
                                    Suite 100
                                 Wayne, PA 19087
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                (Address of principal executive offices/Zip Code)

                                  (610) 975-9533
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               Registrant's telephone number, including area code

                                  Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On March 29, 2005, Covalent Group, Inc. ("Covalent") issued a press release announcing Covalent's financial results for its fourth quarter and full fiscal year ended December 31, 2004.

        A copy of Covalent's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01   EXHIBITS

        (c) Exhibits.

              99.1 - Press release dated March 29, 2005.

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COVALENT GROUP, INC.

Date:   March 29, 2005                      By:    /s/ Lawrence R. Hoffman
                                                   -----------------------------
                                            Name:  Lawrence R. Hoffman
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER      DOCUMENT
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99.1                Covalent Group, Inc. Press release dated March 29, 2005.